Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Operating Revenues
Service	$35,625	$29,790	19.6%	$94,128	$89,122	5.6%
Equipment	3,466	3,167	9.4%	10,554	8,886	18.8%
Total Operating Revenues	39,091	32,957	18.6%	104,682	98,008	6.8%

Operating Expenses
Cost of services and sales
Equipment	4,313	4,432	-2.7%	13,035	12,503	4.3%
Broadcast, programming and operations	4,081	1,038	-	6,351	3,019	-
Other cost of services and sales (exclusive of depreciation and amortization shown separately below)	9,402	8,866	-6.0%	27,969	26,167	-6.9%
Selling, general and administrative	9,107	8,475	7.5%	24,535	24,932	-1.6%
Depreciation and amortization	6,265	4,539	38.0%	15,539	13,706	13.4%
Total Operating Expenses	33,168	27,350	21.3%	87,429	80,327	8.8%
Operating Income	5,923	5,607	5.6%	17,253	17,681	-2.4%
Interest Expense	1,146	1,016	12.8%	2,977	2,757	8.0%
Equity in Net Income (Loss) of Affiliates	15	(2)	-	48	188	-74.5%
Other (Expense) Income - Net	(57)	42	-	61	1,456	-95.8%
Income Before Income Taxes	4,735	4,631	2.2%	14,385	16,568	-13.2%
Income Tax Expense	1,657	1,444	14.8%	4,784	5,914	-19.1%
Net Income	3,078	3,187	-3.4%	9,601	10,654	-9.9%
Less: Net Income Attributable to Noncontrolling Interest	(84)	(57)	-47.4%	(262)	(213)	-23.0%
Net Income Attributable to AT&T	$2,994	$3,130	-4.3%	$9,339	$10,441	-10.6%

Basic Earnings Per Share Attributable to AT&T	$0.50	$0.60	-16.7%	$1.71	$2.00	-14.5%
Weighted Average Common Shares Outstanding (000,000)	5,924	5,198	14.0%	5,447	5,208	4.6%

Diluted Earnings Per Share Attributable to AT&T	$0.50	$0.60	-16.7%	$1.71	$2.00	-14.5%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,943	5,214	14.0%	5,463	5,224	4.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Business Solutions
Segment Operating Revenues
Wireless service	$7,732	$7,542	2.5%	$23,003	$22,593	1.8%
Fixed strategic services	2,763	2,454	12.6%	8,083	7,103	13.8%
Legacy voice and data services	4,499	4,928	-8.7%	13,743	15,055	-8.7%
Other services	885	977	-9.4%	2,585	2,834	-8.8%
Wireless equipment	1,813	1,586	14.3%	5,499	4,292	28.1%
Total Segment Operating Revenues	17,692	17,487	1.2%	52,913	51,877	2.0%

Segment Operating Expenses
Operations and Support Expenses	10,921	11,295	-3.3%	32,966	32,836	0.4%
Depreciation and amortization	2,474	2,331	6.1%	7,276	7,009	3.8%
Total Segment Operating Expenses	13,395	13,626	-1.7%	40,242	39,845	1.0%
Segment Operating Income	4,297	3,861	11.3%	12,671	12,032	5.3%
Equity in Net Income of Affiliates	-	-	-	-	-	-
Segment Contribution	$4,297	$3,861	11.3%	$12,671	$12,032	5.3%

Segment Operating Income Margin	24.3%	22.1%		23.9%	23.2%

Entertainment and Internet Services
Segment Operating Revenues
Video entertainment	$7,162	$1,719	-	$11,024	$5,016	-
High-speed internet	1,685	1,414	19.2%	4,861	4,040	20.3%
Legacy voice and data services	1,419	1,834	-22.6%	4,547	5,897	-22.9%
Equipment and other	592	586	1.0%	1,868	1,687	10.7%
Total Segment Operating Revenues	10,858	5,553	95.5%	22,300	16,640	34.0%

Segment Operating Expenses
Operations and Support Expenses	8,450	4,781	76.7%	18,222	14,182	28.5%
Depreciation and amortization	1,389	1,109	25.2%	3,519	3,396	3.6%
Total Segment Operating Expenses	9,839	5,890	67.0%	21,741	17,578	23.7%
Segment Operating Income	1,019	(337)	-	559	(938)	-
Equity in Net Income (Loss) of Affiliates	2	-	-	(16)	-	-
Segment Contribution	$1,021	$(337)	-	$543	$(938)	-

Segment Operating Income Margin	9.4%	-6.1%		2.5%	-5.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Consumer Mobility
Segment Operating Revenues
Postpaid wireless service	$5,527	$6,071	-9.0%	$16,783	$18,490	-9.2%
Prepaid wireless service	1,198	1,163	3.0%	3,411	3,106	9.8%
Other service revenue	638	646	-1.2%	1,825	1,768	3.2%
Equipment	1,421	1,328	7.0%	4,298	3,883	10.7%
Total Segment Operating Revenues	8,784	9,208	-4.6%	26,317	27,247	-3.4%

Segment Operating Expenses
Operations and Support Expenses	5,065	5,731	-11.6%	15,808	17,173	-7.9%
Depreciation and amortization	976	950	2.7%	2,912	2,846	2.3%
Total Segment Operating Expenses	6,041	6,681	-9.6%	18,720	20,019	-6.5%
Segment Operating Income	2,743	2,527	8.5%	7,597	7,228	5.1%
Equity in Net Income (Loss) of Affiliates	-	(1)	-	-	(1)	-
Segment Contribution	$2,743	$2,526	8.6%	$7,597	$7,227	5.1%

Segment Operating Income Margin	31.2%	27.4%		28.9%	26.5%

International
Segment Operating Revenues
Video entertainment	$945	$-	-	$945	$-	-
Wireless service	494	-	-	1,153	-	-
Wireless equipment	87	-	-	155	-	-
Total Segment Operating Revenues	1,526	-	-	2,253	-	-

Segment Operating Expenses
Operations and Support Expenses	1,384	-	-	2,131	-	-
Depreciation and amortization	225	-	-	346	-	-
Total Segment Operating Expenses	1,609	-	-	2,477	-	-
Segment Operating Income (Loss)	(83)	-	-	(224)	-	-
Equity in Net Income (Loss) of Affiliates	(4)	-	-	(4)	153	-
Segment Contribution	$(87)	$-	-	$(228)	$153	-

Segment Operating Income Margin	-5.4%			-9.9%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
Unaudited	9/30/15	12/31/14
		As Adjusted

Assets
Current Assets
Cash and cash equivalents	$6,202	$8,603
Accounts receivable - net of allowances for doubtful accounts of $656 and $454	16,329	14,527
Prepaid expenses	1,166	831
Other current assets	11,254	9,802
Total current assets	34,951	33,763
Property, Plant and Equipment - Net	122,836	112,898
Goodwill	105,966	69,692
Licenses	93,063	60,824
Customer Lists and Relationships - Net	19,608	812
Other Intangible Assets - Net	8,236	5,327
Investments in Equity Affiliates	1,744	250
Other Assets	13,585	13,659
Total Assets	$399,989	$297,225

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,535	$6,056
Accounts payable and accrued liabilities	28,280	23,592
Advanced billing and customer deposits	4,640	4,105
Accrued taxes	4,591	1,136
Dividends payable	2,892	2,438
Total current liabilities	47,938	37,327
Long-Term Debt	119,395	76,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	53,044	38,549
Postemployment benefit obligation	36,396	37,079
Other noncurrent liabilities	20,427	17,989
Total deferred credits and other noncurrent liabilities	109,867	93,617
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,717	91,108
Retained earnings	32,627	31,081
Treasury stock	(12,309)	(47,029)
Accumulated other comprehensive income	5,294	8,061
Noncontrolling interest	965	554
Total stockholders' equity	122,789	90,270
Total Liabilities and Stockholders' Equity	$399,989	$297,225

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited
	Nine months ended September 30,
	2015	2014
		As Adjusted
Operating Activities
Net income	$9,601	$10,654
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	15,539	13,706
Undistributed earnings from investments in equity affiliates	(36)	(45)
Provision for uncollectible accounts	895	692
Deferred income tax expense	1,539	1,450
Net gain from sale of investments, net of impairments	(46)	(1,374)
Changes in operating assets and liabilities:
Accounts receivable	453	(1,269)
Other current assets	350	(840)
Accounts payable and accrued liabilities	1,279	4,790
Retirement benefit funding	(595)	(420)
Other - net	(2,284)	(1,751)
Total adjustments	17,094	14,939
Net Cash Provided by Operating Activities	26,695	25,593

Investing Activities
Construction and capital expenditures:
Capital expenditures	(13,356)	(16,829)
Interest during construction	(566)	(178)
Acquisitions, net of cash acquired	(30,694)	(2,053)
Dispositions	79	6,074
Sales (purchases) of securities, net	1,490	(1,996)
Return of advances to and investments in equity affiliates	-	3
Other	-	(1)
Net Cash Used in Investing Activities	(43,047)	(14,980)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1)	(16)
Issuance of long-term debt	33,967	8,564
Repayment of long-term debt	(9,962)	(10,376)
Purchase of treasury stock	-	(1,617)
Issuance of treasury stock	133	34
Dividends paid	(7,311)	(7,170)
Other	(2,875)	(913)
Net Cash Provided by (Used in) Financing Activities	13,951	(11,494)
Net decrease in cash and cash equivalents	(2,401)	(881)
Cash and cash equivalents beginning of year	8,603	3,339
Cash and Cash Equivalents End of Period	$6,202	$2,458

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Business Solutions Wireless Subscribers				71,561	62,551	14.4%
Postpaid				47,414	44,063	7.6%
Reseller				83	6	-
Connected Devices[1]				24,064	18,482	30.2%

Business Solutions Wireless Net Adds	1,875	1,816	3.2%	4,968	3,646	36.3%
Postpaid	265	545	-51.4%	850	1,498	-43.3%
Reseller	8	(4)	-	14	4	-
Connected Devices[1]	1,602	1,275	25.6%	4,104	2,144	91.4%

Business Wireless Postpaid Churn	1.05%	0.84%	21 BP	0.95%	0.84%	11 BP

Consumer Mobility Subscribers				54,845	56,099	-2.2%
Postpaid				29,257	31,043	-5.8%
Prepaid[1]				10,988	10,026	9.6%
Reseller				13,647	13,877	-1.7%
Connected Devices[1]				953	1,153	-17.3%

Consumer Mobility Net Adds	638	191	-	857	57	-
Postpaid	23	240	-90.4%	289	938	-69.2%
Prepaid[1]	466	(46)	-	895	(244)	-
Reseller	149	91	63.7%	(218)	(286)	23.8%
Connected Devices[1]	-	(94)	-	(109)	(351)	68.9%

Consumer Mobility Postpaid Churn	1.33%	1.20%	13 BP	1.23%	1.15%	8 BP
Total Consumer Mobility Churn	1.90%	2.03%	-13 BP	1.93%	1.99%	-6 BP

Entertainment and Internet Services Connections				52,637	34,694	51.7%
Video Connections				25,424	5,848	-
Satellite				19,570	-	-
U-verse				5,854	5,848	0.1%

Video Net Adds	(66)	212	-	(40)	591	-
Satellite	26	-	-	26	-	-
U-verse	(92)	212	-	(66)	591	-

Broadband Connections				14,322	14,465	-1.0%
IP				12,185	11,010	10.7%
DSL				2,137	3,455	-38.1%

Broadband Net Adds	(106)	68	-	(120)	152	-
IP	172	547	-68.6%	802	1,527	-47.5%
DSL	(278)	(479)	42.0%	(922)	(1,375)	32.9%

Total Wireline Voice Connections				12,891	14,381	-10.4%

AT&T International
Wireless Subscribers and Connections
Subscribers				8,091	-	-
Net Adds	(231)	-	-	(689)	-	-
Total Churn	5.61%	-	-	6.87%	-	-

Video Subscribers and Connections
Latin America Video Subscribers	(113)	-	-	12,544	-	-
Pan Americana	16	-	-	7,006	-	-
Brazil	(129)	-	-	5,538	-	-

AT&T Total Subscribers and Connections
AT&T Mobility Subscribers				126,406	118,650	6.5%
Postpaid				76,671	75,105	2.1%
Prepaid[1]				10,988	10,026	9.6%
Reseller				13,729	13,884	-1.1%
Connected Devices[1]				25,018	19,635	27.4%

AT&T Mobility Net Adds	2,513	2,007	25.2%	5,825	3,703	57.3%
Postpaid	289	785	-63.2%	1,140	2,436	-53.2%
Prepaid[1]	466	(46)	-	895	(244)	-
Reseller	156	87	79.3%	(205)	(281)	27.0%
Connected Devices[1]	1,602	1,181	35.6%	3,995	1,792	-
M&A Activity, Partitioned Customers and Other Adjs.	(9)	9	-	27	4,571	-99.4%

AT&T Mobility Churn
Postpaid Churn	1.16%	0.99%	17 BP	1.06%	0.97%	9 BP
Total Churn	1.33%	1.36%	-3 BP	1.35%	1.41%	-6 BP

Other
Domestic Licensed POPs (000,000)				321	321	-

Total Video Subscribers				37,994	6,067	-
Domestic				25,450	6,067	-
Pan Americana				7,006	-	-
Brazil				5,538	-	-

Total Video Net Adds	(178)	216	-	(150)	607	-
Domestic	(65)	216	-	(37)	607	-
Pan Americana	16	-	-	16	-	-
Brazil	(129)	-	-	(129)	-	-

Total Broadband Connections				15,832	16,486	-4.0%
IP				13,076	12,098	8.1%
DSL				2,756	4,388	-37.2%

Broadband Net Adds	(129)	38	-	(196)	61	-
IP	192	601	-68.1%	871	1,723	-49.4%
DSL	(321)	(563)	43.0%	(1,067)	(1,662)	35.8%

Total Wireline Voice Connections				22,795	26,220	-13.1%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$5,028	$5,180	-2.9%	$13,356	$16,829	-20.6%
Interest during construction	$227	$60	-	$566	$178	-
Dividends Declared per Share	$0.47	$0.46	2.2%	$1.41	$1.38	2.2%
End of Period Common Shares Outstanding (000,000)				6,152	5,185	18.6%
Debt Ratio[2]				50.8%	43.9%	690 BP
Total Employees				281,240	247,700	13.5%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Notes: For the end of 3Q15, total switched access lines were 17,352.
Business Solutions and Consumer Mobility may not total to AT&T Mobility due to rounding.

Financial Data

AT&T Inc.
Supplemental AT&T Mobility Results
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
AT&T Mobility
Operating Revenues
Service	$15,095	$15,423	-2.1%	$45,022	$45,958	-2.0%
Equipment	3,234	2,914	11.0%	9,797	8,175	19.8%
Total Segment Operating Revenues	18,329	18,337	-	54,819	54,133	1.3%

Operating Expenses
Operations and Support Expenses	10,865	11,683	-7.0%	33,310	34,021	-2.1%
Depreciation and amortization	2,046	1,909	7.2%	6,082	5,785	5.1%
Total Operating Expenses	12,911	13,592	-5.0%	39,392	39,806	-1.0%
Operating Income	5,418	4,745	14.2%	15,427	14,327	7.7%
Equity in Net Income (Loss) of Affiliates	-	(1)	-	-	(1)	-
Income	$5,418	$4,744	14.2%	$15,427	$14,326	7.7%

Operating Income Margin	29.6%	25.9%		28.1%	26.5%

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Revenues and Adjusted Consolidated EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	September 30,
	2013	2014	2015
Reported Operating Revenues	$32,158	$32,957	$39,091
Adjustments:
DIRECTV deferred revenue[4]	$-	$-	$85
Adjusted Operating Revenues	$32,158	$32,957	$39,176

Reported Operating Income	$6,277	$5,607	$5,923
Plus: Depreciation and Amortization	4,615	4,539	6,265
EBITDA[1]	$10,892	$10,146	$12,188
Adjustments:
Wireless merger integration costs[2]	-	171	142
Leap network decommissioning	-	-	250
DIRECTV/Mexico merger integration items[3]	-	42	303
Employee separation costs	-	-	122
Spectrum transfer	(229)	-	-
Other	-	-	35
Adjusted EBITDA	$10,663	$10,359	$13,040
Year-over-year growth - Adjusted		-2.9%	25.9%
Adjusted EBITDA Margin*	33.2%	31.4%	33.3%

1 EBITDA is defined as operating income before depreciation and amortization.
[2] Adjustments include Operations and Support expenses for domestic wireless integration costs.
[3] Adjustments include Operations and Support expenses for DIRECTV merger and integration items and international wireless integration costs.
[4] Adjustment includes DIRECTV deferred revenue not recognized due to purchase accounting fair value adjustment.

Adjusted Operating Revenues and Adjusted EBITDA are non-GAAP financial measures calculated by excluding costs which are non-recurring in nature, including dispositions and merger integration and transaction costs. Adjusted EBITDA also excludes net actuarial gains or losses associated with our pension and postemployment benefit plans. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues and Adjusted EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted EBITDA, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Revenues, Adjusted Operating Income and Margin
Dollars in millions
Unaudited
	Three Months Ended
	September 30,
	2013	2014	2015
Reported Operating Revenues	$32,158	$32,957	$39,091
Adjustments:
DIRECTV deferred revenue[3]	$-	$-	$85
Adjusted Operating Revenues	$32,158	$32,957	$39,176

Reported Operating Income	$6,277	$5,607	$5,923
Adjustments:
Amortization of intangible assets	-	42	1,171
Wireless merger integration costs[1]	-	171	142
Leap network decommissioning	-	-	250
DIRECTV/Mexico integration items[2]	-	42	303
Employee separation costs	-	-	122
Spectrum transfer	(229)	-	-
Other	-	-	35
Adjusted Operating Income	$6,048	$5,862	$7,946
Year-over-year growth - Adjusted		-3.1%	35.6%
Adjusted Operating Income Margin*	18.8%	17.8%	20.3%

[1] Adjustments include Operations and Support expenses for domestic wireless integration costs.

[2] Adjustments include DIRECTV merger integration items and Operations and Support expenses for international wireless integration costs.

[3] Adjustments include DIRECTV deferred revenue not recognized due to purchase accounting fair value adjustment.

Adjusted Operating Revenue and Adjusted Operating Income and Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenue and Adjusted Operating Income and Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income and Margin, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted Operating Income Margin is calculated by dividing Adjusted Operating Income by Adjusted Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited and Adjusted
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2015	2014	2015

Net cash provided by operating activities	$8,724	$10,797	$25,593	$26,695

Less: Construction and capital expenditures	(5,240)	(5,255)	(17,007)	(13,922)

Free Cash Flow	$3,484	$5,542	$8,586	$12,773

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2015	2014	2015

Net cash provided by operating activities	$8,724	$10,797	$25,593	$26,695

Less: Construction and capital expenditures	(5,240)	(5,255)	(17,007)	(13,922)

Free Cash Flow	3,484	5,542	8,586	12,773

Less: Dividends paid	(2,386)	(2,438)	(7,170)	(7,311)

Free Cash Flow after Dividends	$1,098	$3,104	$1,416	$5,462

Free Cash Flow Dividend Payout Ratio		44%		57%
Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures.  Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends.  Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of the cash generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Pro Forma Annualized Net-Debt-to-Adjusted-EBITDA Ratio[1]
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	6/30/15	9/30/15	YTD 2015

Pro Forma Net Income	3,580	2,653	2,936	9,169
Add Back:
Taxes	1,577	2,198	1,622	5,397
Interest Expense, Equity In Net Income of Affiliates and Other Income (Expense) - net, and Noncontrolling Interest	1,231	1,252	1,272	3,755
Depreciation and amortization	6,245	5,762	6,497	18,504
Pro Forma Consolidated EBITDA	12,633	11,865	12,327	36,825
Add Back:
Wireless merger integration costs[2]	209	215	142	566
Leap network decommissioning	-	364	250	614
DIRECTV/Mexico merger integration items[3]	89	116	303	508
Pension termination charges	150	-	-	150
Other	-	-	35	35
Impairment of Venezuela subsidiary (Pro Forma)[4]	-	1,060	-	1,060
Integration expenses (Pro Forma)[5]	(72)	(90)	(20)	(182)
Pro Forma Adjusted Consolidated EBITDA	13,009	13,530	13,037	39,576
Pro Forma Annualized Adjusted Consolidated EBITDA				52,768
End-of-period current debt				7,535
End-of-period long-term debt				119,395
Total End-of-Period Debt				126,930
Less Cash and Cash Equivalents				6,202
Less Bank Securities – Certificates of Deposit & Time Deposits				400
Net Debt Balance				$120,328
Pro Forma Annualized Net-Debt-to-Adjusted-EBITDA Ratio				2.28
[1] The pro forma financials reflect the combined results of operations of the combined company based on the historical financial statements of AT&T and DIRECTV, after giving effect to the merger and certain adjustments, and are intended to reflect the impact of the DIRECTV acquisition on AT&T. Adjustments to derive Pro Forma Net Income are consistent with the adjustments described in the "Notes to Unaudited Pro Forma Condensed Combined Financial Statements" included in the Form 8-K/A dated July 24, 2015. Calculations include the historical results for AT&T for the nine months ended September 30, 2015 and the results from DIRECTV for the period from January 1, 2015 through July 24, 2015, the date of its acquisition by AT&T.

[2] Adjustments include Operations and Support expenses for domestic wireless integration costs.

[3] Adjustments include DIRECTV merger and integration items and Operations and Support expenses for international wireless integration costs. Approximately $182 of DIRECTV merger costs were included in Pro Forma Net Income.

[4] Adjustment includes pre-tax charge related to the remeasurement of the net monetary assets at the SIMADI rate and the associated impairment of the fixed assets of DIRECTV's Venezuelan subsidiary.

[5] Adjustment to eliminate AT&T's merger costs in the pro forma net income as those costs are included in the line "DIRECTV/Mexico merger integration items" above.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data.  Net debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
Unaudited

	Three Months Ended
	September 30,
	2014	2015

Reported Diluted EPS	$0.60	$0.50
Adjustments:
Amortization of intangible assets	-	0.13
Merger and integration items[1]	0.03	0.05
Leap network decommissioning	-	0.03
Early debt redemption costs	0.02	-
Employee separation costs	-	0.01
Other	-	0.02
Adjusted Diluted EPS	$0.65	$0.74

Year-over-year growth - Adjusted		13.8%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,214	5,943
[1] Adjustments include DIRECTV merger and integration items, domestic and international wireless merger and integration costs,  and interest expense incurred on debt issued in May 2015 to fund the cash consideration of the DIRECTV merger.

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses, interest expense and income taxes certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Sum of components may not tie due to rounding.

Financial Data

AT&T Inc.
Non-GAAP Segment Reconciliation
Business Solutions Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15

Segment Operating Revenues
Total Segment Operating Revenues	$17,487	$18,729	$17,557	$17,664	$17,692

Segment Operating Income	3,861	3,393	4,142	4,232	4,297
Segment Operating Income Margin	22.1%	18.1%	23.6%	24.0%	24.3%

Plus: Depreciation and amortization	2,331	2,346	2,342	2,460	2,474
EBITDA[1]	$6,192	$5,739	$6,484	$6,692	$6,771
EBITDA as a % of Revenues	35.4%	30.6%	36.9%	37.9%	38.3%

Entertainment and Internet Services Segment EBITDA
Dollars in millions
Unaudited

Segment Operating Revenues
Total Segment Operating Revenues	$5,553	$5,593	$5,660	$5,782	$10,858

Segment Operating Income	(337)	(294)	(264)	(196)	1,019
Segment Operating Income Margin	-6.1%	-5.3%	-4.7%	-3.4%	9.4%

Plus: Depreciation and amortization	1,109	1,077	1,065	1,065	1,389
EBITDA[1]	$772	$783	$801	$869	$2,408
EBITDA as a % of Revenues	13.9%	14.0%	14.2%	15.0%	22.2%

[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. We believe EBITDA to be a relevant and useful measurement to our investors as it is part of our internal management reporting and planning processes and it is an important metric that management uses to evaluate operating performance. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses.

Financial Data

AT&T Inc.
Non-GAAP Segment Reconciliation
Consumer Mobility Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15

Segment Operating Revenues
Total Segment Operating Revenues	$9,208	$9,522	$8,778	$8,755	$8,784

Segment Operating Income	2,527	1,823	2,235	2,618	2,743
Segment Operating Income Margin	27.4%	19.1%	25.5%	29.9%	31.2%

Plus: Depreciation and amortization	950	981	1,002	934	976
EBITDA[1]	$3,477	$2,804	$3,237	$3,552	$3,719
EBITDA as a % of Revenues	37.8%	29.4%	36.9%	40.6%	42.3%

International Segment EBITDA
Dollars in millions
Unaudited

Segment Operating Revenues
Total Segment Operating Revenues	$-	$-	$236	$491	$1,526

Segment Operating Income	-	-	(10)	(131)	(83)
Segment Operating Income Margin			-4.2%	-26.7%	-5.4%

Plus: Depreciation and amortization	-	-	28	93	225
EBITDA[1]	$-	$-	$18	$(38)	$142
EBITDA as a % of Revenues			7.6%	-7.7%	9.3%

[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA service margin is calculated as EBITDA divided by service revenues. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Reconciliation - Supplemental
AT&T Mobility EBITDA
Dollars in millions
Unaudited
		Three Months Ended
	9/30/13	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15

Operating Revenues
Service Revenues	$15,460	$15,423	$15,074	$14,812	$15,115	$15,095
Equipment Revenues	2,020	2,914	4,785	3,374	3,189	3,234
Total Operating Revenues	$17,480	$18,337	$19,859	$18,186	$18,304	$18,329

Operating Income	4,671	4,745	3,573	4,710	5,298	5,418
Operating Income Margin	26.7%	25.9%	18.0%	25.9%	28.9%	29.6%

Plus: Depreciation and amortization	1,828	1,909	1,959	2,005	2,031	2,046
EBITDA[1]	$6,499	$6,654	$5,532	$6,715	$7,329	$7,464
EBITDA as a % of Service Revenues	42.0%	43.1%	36.7%	45.3%	48.5%	49.4%

Mexico EBITDA
Dollars in millions
Unaudited
		Three Months Ended
		9/30/14	12/31/14	3/31/15	6/30/15	9/30/15

Operating Revenues
Total Operating Revenues		$-	$-	$236	$491	$581

Operating Income		-	-	(10)	(131)	(134)
Operating Income Margin				-4.2%	-26.7%	-23.1%

Plus: Depreciation and amortization		-	-	28	93	67
EBITDA[1]		$-	$-	$18	$(38)	$(67)
EBITDA as a % of Revenues				7.6%	-7.7%	-11.5%

[1] For AT&T, EBITDA is defined as operating income before depreciation and amortization. EBITDA service margin is calculated as EBITDA divided by service revenues. EBITDA differs from Segment Operating Income (Loss), as calculated in accordance with U.S. generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.